UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

Logicquest Technology Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22711	76-0640970
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd.

Las Vegas, NV 89118

(Address of principal executive offices and zip code)

(800) 841-6304

(Registrant’s telephone number, including area code)

Coyni, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On April 7, 2026, the board of directors (the “Board”) of Logicquest Technology Inc. (the “Company”) dismissed Simon & Edward LLP (“S&E”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period prior to S&E’s dismissal, (i) there were no disagreements with S&E on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to S&E’s satisfaction, would have caused S&E to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested S&E to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not S&E agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter will be filed by amendment to this Current Report on Form 8-K when it is received.

Appointment of New Independent Registered Public Accounting Firm.

On April 7, 2026, the Board ratified the engagement of CNGSN & Associates LLP (“CNGSN”) as its new independent registered public accounting firm and the execution of an engagement letter with CNGSN dated March 27, 2026.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period prior to CNGSN’s engagement, neither the Company nor anyone on its behalf consulted with CNGSN regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in connection with which neither a written report nor oral advice was provided to the Company that CNGSN concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026

LOGICQUEST TECHNOLOGY INC.

By:	/s/ Kenneth Haller
Name:	Kenneth Haller
Title:	Chief Executive Officer